UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.         )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

COVIDIEN PUBLIC LIMITED COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your Right to Vote ***

NOTICE OF ANNUAL GENERAL MEETING AND

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

COVIDIEN PLC	Meeting Information Meeting Type: Annual For holders as of: January 13, 2010 Date: March 16, 2010 Time: 11:00 a.m. Local Time Location: The Conrad Dublin Hotel Earlsfort Terrace, Dublin 2, Ireland
C/O COVIDIEN PLC CORPORATE SECRETARY CHERRYWOOD BUSINESS PARK BLOCK G, FIRST FLOOR LOUGHLINSTOWN CO. DUBLIN, IRELAND

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M18964-P88334

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
• NOTICE AND PROXY STATEMENT/ANNUAL REPORT, INCLUDING 10-K AND RESOLUTIONS
• IRISH STATUTORY ACCOUNTS, INCLUDING RELATED REPORTS
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before March 2, 2010 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: You may attend the meeting in person or appoint a proxy to attend, speak and vote at the meeting on your behalf. This proxy does not have to be a shareholder. Please check the meeting materials for additional information regarding requirements relating to meeting attendance, voting in person and appointing a proxy other than the designated officers of the Company.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M18965-P88334

Voting items

The Board of Directors recommends you
vote FOR the following proposals:
1.	To receive and consider the Company’s Irish Statutory Accounts and the reports of the Directors and auditors thereon.	4. To authorize the Company and/or any subsidiary of the Company to make market purchases of Company shares.

2.	To elect Directors

	Nominees:	5. To authorize the reissue price range of treasury shares. (Special Resolution)
2a) Craig Arnold
2b) Robert H. Brust
2c) John M. Connors, Jr.
2d) Christopher J. Coughlin
2e) Timothy M. Donahue
2f) Kathy J. Herbert
2g) Randall J. Hogan, III
2h) Richard J. Meelia
2i) Dennis H. Reilley
2j) Tadataka Yamada
2k) Joseph A. Zaccagnino

3.	To appoint Independent Auditors and authorize the Audit Committee to set the auditors’ remuneration.

M18966-P88334

M18967-P88334